COMPANY CONTACTS Jeff Donnelly Chief Financial Officer (240) 744-1190 Briony Quinn Senior Vice President (240) 744-1196 FOR IMMEDIATE RELEASE DIAMONDROCK DEBUTS THE HYTHE, A LUXURY COLLECTION RESORT, VAIL COLORADO BETHESDA, Maryland, Thursday, November 11, 2021 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH) announced the debut of The Hythe, a Luxury Collection Resort, Vail. The resort is Marriott International’s only Luxury Collection alpine resort in North America. The design was led by the award-winning firm of Wilson Ishihara. “The Hythe is now among the most luxurious resorts in Vail and is positioned to continue delivering robust returns on our investment,” said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company. “DiamondRock was the first lodging REIT to invest in Colorado’s Vail Valley when it acquired the Vail Mountain Resort in 2005 for $65 million ($189,000/key) and it has been an outstanding investment for the Company. The resort generated approximately $11 million of EBITDA in 2019 and comparable luxury ski resorts have recently sold for values of $1 million to $2 million per key. We project our $8.4 million incremental capital investment to reposition the property into a luxury resort will generate over an 80% return for our shareholders, and our year-end undepreciated investment basis of $305,000 per key is a fraction of market value and replacement cost. The resort as a Luxury Collection hotel is expected to generate stabilized EBITDA of over $17 million which represents a low 6.1x EBITDA multiple on our year-end undepreciated investment. Importantly, the repositioning also represents another milestone in DiamondRock’s strategy to curate a collection of exceptional urban lifestyle and experiential resort hotels.” About The Hythe The Hythe boasts 344 luxury rooms, many of which have fireplaces and kitchenettes. The resort is nestled at the base of Vail Mountain where guests can conveniently access the gondola to some of the best skiing in North America, explore a plethora of outdoor experiences designed for every season, or take in the dozens of shops and art galleries along the charming and bustling cobblestone streets of Lionshead Village. The Hythe serves as a gateway to Vail’s most exciting and desirable experiences, whether guests are looking to partake in exclusive alpine excursions or rejuvenate at the on-site recovery-focused spa.

The Hythe’s namesake, “haven,” will be fully enjoyed by guests with rooms and suites offering elegant and opulent spaces, creating a true respite. The interiors of The Hythe are inspired by the origin of Vail Village, and the beautiful surrounding nature that drove people to the incomparable destination. Pioneering spirit, camaraderie and a mutual love of skiing can be felt in each elevated design element. Adorned with elegant custom furniture and art pieces, entering the lobby brings guests into a majestic and serene Rocky Mountain design scheme. Punctuated with glamorous 1960’s touches and historic ski references, the space brings guests a sense of unparalleled revelry. Visitors will be pulled in by thoughtful, clean design details such as local Colorado calacatta marble quarried from the Rocky Mountain, carved wood feature art inspired by the local shepherding tradition of Arborglyphs, marble flooring textured to evoke snow fall on the landscape, carved black stone walls, and Douglas fir siding wood panels inspired by an alpine chalet. Mile High Wellness Guests of The Hythe will have access to world-class spa and recovery-focused wellness offerings from the signature Well & Being Spa. The spa will be home to a curated Recovery Lounge designed to prime and recuperate mountain explorers using indigenous ingredients, such as pin cherry and pine. The spa will offer innovative treatments such as an altitude-combatting oxygen bar, halotherapy, and Vail’s only Himalayan salt lounge. The spa will keep guests of all skill-levels ready for every outdoor adventure that awaits them. With a sleek and calming design scheme, the Well & Being Spa is tonal, textured and infused with scents of alpine flora, changing seasonally to match the scents. Mountain Meetings & Personal Events The resort has the premier meeting space in Vail with 29,000 square feet of indoor and outdoor space, comprising more than 20 sophisticated venues with alpine-modern style. Highly personalized service, unique arrival and departure gifts and distinctive offerings are shared with guests to honor the same passion that the legendary founders of Vail Ski Resort felt upon summiting the peak. Event guests will have access to The Hythe’s “Inspired Stewards,” providing masterful execution, innovation, and service to all attendees. For couples seeking an unparalleled venue to say “I do,” The Hythe will offer rare experiences and truly one-of-a-kind wedding packages. All couples will be paired with a “Romance Steward,” to meet all aspects of their wedding needs, from selecting a venue and booking a musical act, to arranging unforgettable moments for their guests while they’re on property. Mountain-Forward Cuisine with Colorado-Sourced Fare Offering a series of unforgettable epicurean moments, The Hythe will be home to four brand-new culinary spaces that blend seamlessly into the heartbeat of the resort. With a convivial and mod atmosphere, the dining concepts at The Hythe are set to serve as the must-visit destination in Vail – for both hotel guests and visitors alike. Whether fueling up to hit the slopes with a morning coffee, savoring a multi-course dinner with friends, or enjoying a night- cap after a day well-spent in Vail, the dining experiences at The Hythe will be grounded in a deep appreciation for the local land, its nourishing properties and the passion shared over a meal. Most notably, The Hythe’s farm-to-table dinner concept, “Margie’s Haas,” is a tribute to the cherished World War II-era resident and local cook, Margie Haas. Celebrating her flair for hosting, the restaurant is inspired by the Haas’ homestead where troopers from the 10th Mountain Division on their way to Denver stopped in for one of Margie’s home-cooked meals. The restaurant offers contemporary alpine cuisine with a fresh approach to classic recipes and ingredients. Lit by modern chandeliers accompanied by long farmhouse tables, wood, earth tones with pops of metallic bronze, the cozy homemade feeling in an atmosphere of effortless sophistication will serve couples, families, friends and business groups alike. Helmed by Executive Chef Patrick Dahms, the menu brings a modernized concept of his 35 years of experience in Alpine cuisine, inspired by his upbringing in Germany and his travels in South Tyrol in Italy and the Austrian Alps. For more information or to place a reservation, please visit https://www.thehythevail.com/. About the Company DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in top gateway markets and destination resort locations. The Company currently owns 31 premium quality hotels with over 9,100 rooms. The Company has strategically positioned its hotels to be operated both under leading global brand families as well as unique boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company's website at www.drhc.com. This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions; operating risks associated with the hotel business; risks associated with the level of the Company’s indebtedness; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.